UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      June 1, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, certain wholly owned subsidiaries of the Company have entered into certain sublease agreements, on varying dates, pursuant to which they would lease certain skilled nursing facilities of the Company to third-party operators. On June 1, 2015, a sublease agreement for one facility became effective and the operations of the applicable facility under such sublease agreement were transferred. The facility for which a sublease agreement became effective on June 1, 2015 is as follows:

•	Mountain Trace Rehabilitation and Nursing Center, a 106-bed skilled nursing facility located in Sylva, North Carolina

The above effective sublease agreement is in addition to certain other sublease agreements which became effective on April 1, 2015 and May 1, 2015. See the Company’s Current Reports on Form 8-K filed on April 7, 2015 and May 6, 2015, respectively, for a description of these other sublease agreements. On a cumulative basis, the Company has entered into fifteen subleases which are currently effective and under which operations of the applicable facilities have transferred (“Cumulative Subleases”).
North Carolina and South Carolina Leases

As previously disclosed on February 27, 2015, three wholly-owned subsidiaries (each, a “Symmetry Healthcare Sublessor”) of the Company entered into separate sublease agreements pursuant to which each Symmetry Healthcare Sublessor leased one skilled nursing facility located in North Carolina and two skilled nursing facilities located in South Carolina, respectively, to a wholly-owned subsidiary of Symmetry Healthcare Management, LLC (each, a "Symmetry Healthcare Sublessee"). The sublease agreements were subject to, among other things: (i) such Symmetry Healthcare Sublessee’s receipt of all licenses and other approvals from the states of North Carolina and South Carolina to operate such facilities, respectively; and (ii) approval of the mortgage lender with respect to such facility. Each sublease agreement is structured as triple net lease wherein the Symmetry Healthcare Sublessee is responsible for the day-to-day operation, ongoing maintenance, taxes and insurance for the duration of the sublease. Pursuant to each sublease agreement, the initial lease term is fifteen years with a five-year renewal option. The annual rent under all of the sublease agreements in the first year is $1.7 million in the aggregate, and the annual rent under each sublease will escalate at 3% each year through the initial term and upon renewal. In connection with entering into the sublease agreements, each Symmetry Healthcare Sublessor and Symmetry Healthcare Sublessee also entered into an operations transfer agreement with respect to the applicable North Carolina and South Carolina facilities, each containing customary terms and conditions.

On March 20, 2015, each Symmetry Healthcare Sublessor entered into a separate First Amendment to the Lease Agreement, which amended each of the separate sublease agreements to, among other things: (i) extended the commencement date of the sublease agreement for Mountain Trace Rehabilitation and Nursing Center, the skilled nursing facility located in Sylva, North Carolina (the "Related Lease") to June 1, 2015; and (ii) included a 20% monthly base rent and asset management and professional services fee escalation provision for each of the two skilled nursing facilities located in South Carolina that would have taken effect if the Related Lease did not commence by June 1, 2015.

On May 31, 2015, the Symmetry Healthcare Sublessor for the Mountain Trace Rehabilitation and Nursing Center entered into a Second Amendment to the Lease Agreement, which amended the sublease agreement to, among other things: (i) reduce the first year base rent from $59,000 to $54,000; and (ii) specify a specific rent of $59,000 for the second year of the lease rather than the prior provision that the second year lease rate shall equal one hundred three percent (103%) of the base rent payable for the immediately preceding lease year.

The subleases for the two South Carolina skilled nursing facilities commenced on April 1, 2015.

The sublease for the 106-bed North Carolina skilled nursing facility, Mountain Trace Rehabilitation and Nursing Center, commenced on June 1, 2015.

Item 7.01	Regulation FD Disclosure

This Current Report on Form 8-K includes in Item 9.01 pro forma financial statements reflecting the commencement of certain subleases.

Item 9.01	Financial Statements and Exhibits

(b)
Pro Forma Financial Information. Unaudited pro forma condensed consolidated financial statements of the Company to give effect to the cumulative commencement of the fifteen subleases and is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2015

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014

(d)    Exhibits

10.1
Lease Agreement, dated February 27, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown LLC (Incorporated by reference to Exhibit 10.408 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.2
First Amendment to Lease Agreement, dated March 20, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown, LLC (Incorporated by reference to Exhibit 10.409 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.3
Lease Agreement, dated February 27, 2015 by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter LLC (Incorporated by reference to Exhibit 10.410 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.4
First Lease Amendment to Lease Agreement, dated March 20, 2015, by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter, LLC (Incorporated by reference to Exhibit 10.411 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.5
Lease Agreement dated February 27, 2015 by and between Mountain Trace Nursing ADK, LLC and Blue Ridge on the Mountain LLC (Incorporated by reference to Exhibit 10.412 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.6
First Amendment to Lease Agreement, dated March 20, 2015 by and between Mountain Trace Nursing ADK,LLC and Blue Ridge on the Mountain , LLC (Incorporated by reference to Exhibit 10.413 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.7	Second Amendment to Lease Agreement, dated May 31, 2015 by and between Mountain Trace Nursing ADK,LLC and Blue Ridge on the Mountain, LLC

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of March 31, 2015, for the three months ended March 31, 2015, and for the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1
Lease Agreement, dated February 27, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown LLC (Incorporated by reference to Exhibit 10.408 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.2
First Amendment to Lease Agreement, dated March 20, 2015, by and between Georgetown HC&R Property Holdings, LLC and Blue Ridge in Georgetown, LLC (Incorporated by reference to Exhibit 10.409 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.3
Lease Agreement, dated February 27, 2015 by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter LLC (Incorporated by reference to Exhibit 10.410 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.4
First Lease Amendment to Lease Agreement, dated March 20, 2015, by and between Sumter Valley Property Holdings, LLC and Blue Ridge of Sumter, LLC (Incorporated by reference to Exhibit 10.411 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.5
Lease Agreement dated February 27, 2015 by and between Mountain Trace Nursing ADK, LLC and Blue Ridge on the Mountain LLC (Incorporated by reference to Exhibit 10.412 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.6
First Amendment to Lease Agreement, dated March 20, 2015 by and between Mountain Trace Nursing ADK,LLC and Blue Ridge on the Mountain , LLC (Incorporated by reference to Exhibit 10.413 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014)

10.7	Second Amendment to Lease Agreement, dated May 31, 2015 by and between Mountain Trace Nursing ADK,LLC and Blue Ridge on the Mountain, LLC

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of AdCare Health Systems, Inc. as of March 31, 2015, for the three months ended March 31, 2015, and for the year ended December 31, 2015